UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2013

NGL Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa Oklahoma 74136

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918) 481-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

Equity Interest Purchase Agreement

On November 5, 2013, NGL Energy Partners LP (“NGL”) entered into an Equity Interest Purchase Agreement (the “Acquisition Agreement”) by and among NGL, High Sierra Energy, LP, a Delaware limited partnership and wholly-owned subsidiary of NGL, Gavilon, LLC (“Gavilon Energy”) and Gavilon Energy Intermediate, LLC (“Seller”), pursuant to which NGL has agreed to acquire 100% of Seller’s equity interest in Gavilon Energy, a midstream energy business with pipeline terminal and storage assets located in Oklahoma, Texas and Louisiana, for $890 million in cash, subject to adjustment based on a target level of working capital to be delivered by Gavilon Energy at the closing of the transaction (the “Acquisition”).  The Partnership expects to fund the Acquisition with the net proceeds of the Private Placement described below under “Common Unit Purchase Agreement” and with borrowings under the Partnership’s revolving credit facility.  The Acquisition Agreement contains customary representations, warranties, indemnification obligations and covenants by the parties. The Acquisition is expected to close in December 2013, subject to customary closing conditions including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act. There can be no assurance that the Acquisition will be completed in the anticipated time frame, or at all, or that anticipated benefits of the Acquisition will be realized.

Common Unit Purchase Agreement

On November 5, 2013, NGL entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”), pursuant to which NGL has agreed to issue and sell 8,110,848 common units  representing limited partnership interests in NGL (“Common Units”) to the Purchasers in a private placement at a price of $29.59 per Common Unit for aggregate consideration of approximately $240 million (the “Private Placement”). The Partnership will use the net proceeds from the Private Placement to fund a portion of the purchase price of the Acquisition. The Purchase Agreement includes customary representations and warranties, conditions, indemnification obligations and covenants by the parties, subject to the limitations set forth therein. The Private Placement is subject to customary conditions to closing, including the consummation of the Acquisition.  The Private Placement is expected to close in December 2013, contemporaneously with the closing of the Acquisition.

Credit Agreement and Note Purchase Agreement Amendments

On November 5, 2013, NGL, NGL Energy Operating, LLC, in its capacity as borrowers’ agent, and the other subsidiary borrowers party thereto entered into Amendment No. 4 to Credit Agreement (the “Credit Agreement Amendment”) with Deutsche Bank Trust Company Americas, as administrative agent, and the other financial institutions party thereto. The Credit Agreement Amendment, among other things, increases the aggregate commitments under NGL’s revolving credit facility to $1,671,000,000.

On November 5, 2013, the Partnership also entered into Amendment No. 4 to Note Purchase Agreement (the “Senior Notes Amendment”) with the purchasers named therein which permits increased borrowings under the revolving credit facility, as amended by the Credit Agreement Amendment.

The Senior Notes Amendment and the Credit Agreement Amendment are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The above description of the material terms of the Senior Notes Amendment and the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibits 4.1 and 10.1.

Item 3.02.                Unregistered Sales of Equity Securities.

The Partnership entered into the Purchase Agreement on November 5, 2013.  Pursuant to the Purchase Agreement, the Private Placement will be made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, as a transaction by an issuer not involving any public offering. The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Common Unit Purchase Agreement” is incorporated in its entirety by reference herein.

Item 7.01.                Regulation FD Disclosure.

On November 6, 2013, NGL issued a press release announcing the Acquisition.  The press release announcing the Acquisition is furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall the information be deemed incorporated by reference in any filing of NGL.

Item 8.01                   Other Events.

On November 6, 2013, NGL issued a press release announcing the Private Placement, a copy of which is filed as Exhibit 99.2 and incorporated herein by reference.

On November 6, 2013, NGL issued a press release announcing the Credit Agreement Amendment and the Senior Notes Amendments, a copy of which is filed as Exhibit 99.3 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 4 to Note Purchase Agreement, dated as of November 5, 2013, among the Partnership and the purchasers named therein
10.1

Amendment No. 4 to Credit Agreement, dated as of November 5, 2013, among NGL Energy Operating LLC, the Partnership, the subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas and the other financial institutions party thereto

99.1	Press Release, dated November 6, 2013, announcing Acquisition
99.2	Press Release, dated November 6, 2013, announcing Private Placement
99.3	Press Release, dated November 6, 2013, announcing Credit Agreement Amendment and Senior Notes Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: November 8, 2013	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 4 to Note Purchase Agreement, dated as of November 5, 2013, among the Partnership and the purchasers named therein
10.1

Amendment No. 4 to Credit Agreement, dated as of November 5, 2013, among NGL Energy Operating LLC, the Partnership, the subsidiary borrowers party thereto, Deutsche Bank Trust Company Americas and the other financial institutions party thereto

99.1	Press Release, dated November 6, 2013, announcing Acquisition
99.2	Press Release, dated November 6, 2013, announcing Private Placement
99.3	Press Release, dated November 6, 2013, announcing Credit Agreement Amendment and Senior Notes Amendment